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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 30, 2003





                     Oregon Trail Ethanol Coalition, L.L.C.
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             (Exact name of Registrant as specified in its charter)



             Nebraska                     333-97451              47-0843892
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    (State or other jurisdiction        (Commission           (I.R.S. Employer
         of incorporation)              File Number)         Identification No.)

        102 West 6th Street
              Box 267
        Davenport, Nebraska                                         68335
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: (402) 364-2591

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Item 1. Changes in Control of Registrant.

Not Applicable.

Item 2. Acquisition or Disposition of Assets.

Not Applicable.

Item 3. Bankruptcy or Receivership

Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant.

Not Applicable.

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Item 5. Other Events.

     Oregon Trail Ethanol Coalition, L.L.C. ("OTEC") has been engaged in a public offering (Registration No. 333-97451) seeking to raise between $18,000,000 and $24,000,000 to acquire the site for a 40 million gallon per year ethanol plant to be located near Davenport, Nebraska and to pay for a portion of the construction and start-up operational cost of the plant. The current OTEC prospectus dated March 31, 2003 provides that OTEC will close the offering if it has not raised $18,000,000 by April 30, 2003. As of April 25, 2003, OTEC had not raised the $18,000,000 minimum offering amount. On April 25, 2003, the OTEC Board of Directors agreed to terminate the offering ending April 30, 2003, and to return all subscription proceeds, with pro rata interest, from escrow to all investors who had subscribed in the OTEC offering. OTEC filed Post-Effective Amendment No. 3 requesting the de-registration of the membership units registered under this Registration Statement.

         On May 1, 2003, the OTEC Board of Directors filed a new Registration Statement with the SEC seeking to raise between $18,000,000 and $24,000,000 through the sale of OTEC membership units at $1,000 per unit with a minimum purchase of 5 membership units ($5,000), subject to investor suitability requirements. The new Registration Statement is substantially similar to the prior Registration Statement (Registration No. 333-97451) except that the new Registration Statement will provide OTEC with additional time to raise both its equity and debt financing.

         Upon effectiveness of registration with the SEC and applicable blue sky regulatory authorities, and receipt of appropriate regulatory approval from the National Association of Securities Dealers, Inc. ("NASD"), a written prospectus concerning the offering of membership units may be obtained from Oregon Trail Ethanol Coalition, L.L.C., 102 West 6th Street, Box 267, Davenport, Nebraska 68335. In accordance with federal and state securities laws, until the effectiveness of the such registrations OTEC may not have any further comment or provide any additional information concerning the offering.

         A registration statement relating to the OTEC membership units has been filed with the Securities and Exchange Commission but has not yet become effective. The membership units may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 6. Resignation of Registrant's Directors.

Not Applicable.

Item 7. Financial Statements and Exhibits

None.

Item 8. Change in Fiscal Year

Not Applicable.

Item 9. Regulation FD Disclosure

Not Applicable.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             OREGON TRIAL ETHANOL COALITION, L.L.C.




Dated: May 1, 2003       By: /s/ Mark L. Jagels
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                             Mark L. Jagels, Chairman of the Board and President